                                                               EXHIBIT 10(l)

                                               AGREEMENT NO. ____-ISO-______



                             20TH CENTURY INDUSTRIES

                         INCENTIVE STOCK OPTION AGREEMENT

                                 PURSUANT TO THE

                              1995 STOCK OPTION PLAN

     This Incentive Stock Option Agreement ("Agreement") is made and entered into as of the Date of Grant indicated below by and between 20th Century Industries, a California corporation, (the "Company") and the person named below as Optionee.

     WHEREAS, Optionee is an employee of the Company and/or one or more of its "subsidiary corporations," as such term is defined in Section 424(f), of the Internal Revenue Code (the "Code"); and

     WHEREAS, pursuant to the Company's 1995 Stock Option Plan (the "1995 Plan"), the committee of the Board of Directors of the Company administering the 1995 Plan (the "Committee") has approved the grant to Optionee of an option to purchase shares of the Common Stock of the Company (the "Common Shares"), on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

     1. GRANT OF OPTION; CERTAIN TERMS AND CONDITIONS. The Company hereby grants to Optionee, and Optionee hereby accepts, as of the Date of Grant indicated below, an option (the "Option") to purchase the number of Common Shares indicated below (the "Option Shares") at the Exercise Price per share indicated below. The Option shall expire at 5:00 p.m., prevailing Pacific Time, on the Expiration Date indicated below and shall be subject to all of the terms and conditions set forth in the 1995 Plan and this Agreement.

     Optionee:                          ______________

     Date of Grant:                     ___________, 199__

     Numbers of shares purchasable:     ________ shares

     Exercise Price per share:          $_________

     Expiration Date:                   ___________, 200__

     Vesting Rate:                      ________vesting



     2. INCENTIVE STOCK OPTION; INTERNAL REVENUE CODE REQUIREMENTS. The Option is intended to qualify as an incentive stock option under Section 422 of the Code.

     3.     ACCELERATION AND TERMINATION OF OPTION.

     (a)    TERMINATION OF EMPLOYMENT.

            (i) RETIREMENT. In the event that Optionee shall cease to be an employee of the Company or any "subsidiary corporation", as defined above, (such event shall be referred to herein as the "Termination of Employment") by reason of retirement in accordance with the Company's then-current retirement practices, then the Option shall fully vest with respect to all Option Shares upon the date of such Termination of Employment and shall terminate no later than the Expiration Date. OPTIONEE UNDERSTANDS AND ACKNOWLEDGES THAT, IF SUCH OPTION IS EXERCISED ON OR AFTER THE THREE MONTH ANNIVERSARY OF SUCH TERMINATION OF EMPLOYMENT, SUCH OPTION MAY NOT QUALIFY AS AN "INCENTIVE STOCK OPTION" UNDER SECTION 422 OF THE CODE AND THAT OPTIONEE SHOULD CONSULT HIS OR HER OWN TAX ADVISOR REGARDING ALL CONSEQUENCES ARISING FROM ANY SUCH EXERCISE.

            (ii) DEATH OR PERMANENT DISABILITY. If the Termination of Employment occurs by reason of the death or Permanent Disability (as hereinafter defined) of Optionee, then the Option shall (A) fully vest with respect to all Option Shares upon the date of such Termination of Employment, (B) be exercisable by Optionee or, in the event of death, the person or persons to whom Optionee's rights under the Option shall have passed by will or by the applicable laws of descent or distribution, and
     (C) terminate on the first anniversary of the date of such Termination of Employment. "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The Optionee shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Committee in such form and manner, and at such times, as the Committee may require. Any determination by the

     Committee that Optionee does or does not have a Permanent Disability shall be final and binding upon the Company and Optionee.

            (iii) OTHER TERMINATION. If the Termination of Employment occurs for any reason other than those enumerated in (i) through (ii) of this
     Section 3(a), then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall terminate on such date and (B) the remaining vested portion of the Option shall terminate on the earlier of the Expiration Date or the three (3) month anniversary of the date of such Termination of Employment.

     (b) DEATH FOLLOWING TERMINATION OF EMPLOYMENT. Notwithstanding anything to the contrary in this Agreement, if Optionee shall die at any time after the Termination of Employment and prior to the Expiration Date, then, unless the Termination of Employment had occurred for cause, the remaining vested but unexercised portion of the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

     (c) ACCELERATION OF OPTION. The Option shall become fully exercisable immediately prior to a Change in Control. A Change in Control shall be deemed to take place upon the occurrence of any of the following:

            (i) Any merger or consolidation of the Company with or into any other person, as the result of which the holders of the Company's Common Shares immediately prior to the transaction shall, on the basis of such holdings prior to such transaction, hold less than 50% of the total outstanding voting stock of the surviving corporation immediately upon completion of the transaction.

            (ii) Any sale or exchange of all or substantially all of the property and assets of the Company.

            (iii) Any change in a majority of the Board of Directors of the Company occurring within a period of two years or less, such that a majority of the Board of Directors is comprised of individuals who are not "Continuing Directors". For purposes of the foregoing, a "Continuing Director" shall be a director (A) who was in office at the commencement of such period of two years or (B) was elected subsequent to the commencement of such period with the approval of not less than a majority of those directors referred to in clause (A) who are then in office. Any director meeting the qualifications of clause (B) of the previous sentence shall, with respect to further determinations after the date of such director's election, be deemed a director meeting the qualifications of clause (A) of the previous sentence.

            (iv) Any "person" (as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of a majority of the Company's outstanding Common Stock.

            (v)    the liquidation or dissolution of the Company.

            (vi) any other transaction or reorganization similar to the foregoing which in the opinion of the Committee constitutes a "change of control" of the nature described in subparagraphs (i) through (v) hereof.


     4. ADJUSTMENTS. In the event that the Common Shares are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or if cash, property or securities are distributed in respect of such outstanding Common Shares, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, partial or complete liquidation, stock split, reverse stock split or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide otherwise, the Option then outstanding shall thereafter be exercisable (on substantially the same terms and subject to substantially the same conditions as were applicable under such Option) for the number of shares or other securities or cash or other property as the holder of such Option would have been entitled to receive pursuant to such transaction had such holder exercised such Option in full immediately prior to such transaction. The Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may be acquired upon the exercise in full of the Option; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option; provided further that no adjustment shall be made to the number of Common Shares that may be acquired to the extent such adjustment would result in the Option being treated as other than an Incentive Stock Option.

     5.     EXERCISE.

     (a) IN GENERAL. The Option shall be exercisable during Optionee's lifetime only by Optionee or by his or her guardian or legal representative, and after Optionee's death only by the person or entity entitled to do so under Optionee's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise pursuant to the notice procedures set forth in Section 7 hereof, which notice shall specify the number of Option Shares to be purchased, which for any single exercise may not be fewer than 100 Option Shares or, if smaller, the number of Option Shares then vested and exercisable, (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Price"), together with payment in full of such aggregate Exercise Price and any Withholding Liability (as hereinafter defined) in cash. At the discretion of the Committee, prior to Termination of Employment an Optionee may pay all or a portion of such aggregate Exercise Price (but not any Withholding Liability) by borrowing funds from the Company in accordance with such policies and procedures as the Committee may from time to time establish.

     (b) LIMITATION ON EXERCISE. Notwithstanding any other provision of this Agreement, Optionee shall not be entitled to benefit from the Option granted hereunder and shall not be entitled to exercise any rights with respect to this Option if such grant or exercise would violate any provision of the charter of the Company. Pursuant to the 1995 Plan, the grant or exercise of an Option in violation of this Section 5(b) shall be void AB INITIO and shall not be effective to convey any rights to Optionee. As a condition to exercise of this Option, Optionee will be required to certify to the Company that the acquisition of Common Shares pursuant to the exercise of this Option will not result in a violation of any provision of the charter of the Company. If this Option (or any portion thereof) is not exercisable by virtue of this Section 5(b), then such exercise shall be deferred until the earlier of such time, if any, that Optionee becomes entitled to exercise this Option or the Expiration Date. This Section 5(b) shall not result in an extension of the Expiration Date.

     6. PAYMENT OF WITHHOLDING TAXES. If the Company becomes obligated to withhold an amount on account of any federal, state, or local income tax imposed as a result of the exercise of an option granted under this Plan (such amount shall be referred to herein as the "Withholding Liability"), the Optionee shall pay the Withholding Liability to the Company in full in cash on the first date upon which the Company becomes obligated to pay such amount withheld to the appropriate taxing authority, and the Company may delay issuing the Common Shares pursuant to such exercise until it receives the Withholding Liability from the Optionee.

     7. NOTICES. Any notice given to the Company shall be addressed to the Company at 6301 Owensmouth Avenue, Suite 700, Woodland Hills, California 91367, Attention: Corporate Secretary, or at such other address as the Company may hereafter designate in writing to Optionee. Any notice given to Optionee shall be sent to the address set forth below Optionee's signature hereto, or at such other address as Optionee may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when made by hand delivery, sent by overnight courier, sent by prepaid certified or registered mail or transmitted by facsimile.

     8. STOCK EXCHANGE REQUIREMENTS; APPLICABLE LAWS. Notwithstanding anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if (a) such shares have not been admitted to listing upon official notice of issuance of each stock exchange upon which shares of that class are then listed or (b) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

     9. NONTRANSFERABILITY. Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

     10. 1995 PLAN. THE OPTION IS GRANTED PURSUANT TO THE 1995 PLAN, AS IN EFFECT ON THE DATE OF GRANT, AND IS SUBJECT TO ALL THE TERMS AND CONDITIONS OF THE 1995 PLAN, AS THE SAME MAY BE AMENDED FROM TIME TO TIME; PROVIDED, HOWEVER, THAT NO SUCH AMENDMENT SHALL DEPRIVE OPTIONEE, WITHOUT HIS OR HER CONSENT, OF THE OPTION OR OF ANY OF OPTIONEE'S RIGHTS UNDER THIS AGREEMENT. THE INTERPRETATION AND CONSTRUCTION BY THE COMMITTEE OF THE 1995 PLAN, THIS AGREEMENT, THE OPTION AND SUCH RULES AND REGULATIONS AS MAY BE ADOPTED BY THE COMMITTEE FOR THE PURPOSE OF ADMINISTERING THE 1995 PLAN SHALL BE FINAL AND BINDING UPON OPTIONEE. UNTIL THE OPTION SHALL EXPIRE, TERMINATE OR BE EXERCISED IN FULL, THE COMPANY SHALL, UPON WRITTEN REQUEST, SEND A COPY OF THE 1995 PLAN, IN ITS THEN CURRENT FORM, TO OPTIONEE OR ANY OTHER PERSON OR ENTITY THEN ENTITLED TO EXERCISE THE OPTION.

     11. FRACTIONAL SHARES. The Company shall not be required to issue a fraction of a Common Share in connection with the exercise of the Option. In any case where the Optionee would be entitled to receive a fraction of a Common Share upon the exercise of the Option, the Company shall instead, upon the exercise of the Option, issue the largest whole number of Common Shares purchasable upon exercise of the Option, and pay to the Optionee in cash the Fair Market Value (as determined by the Committee) of such fraction of a Common Share at the time of exercise of the Option.

     12. STOCKHOLDER RIGHTS. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

     13. EMPLOYMENT RIGHTS. No provision of this Agreement or of the Option granted hereunder shall (a) confer upon Optionee any right to continue in the employ of the Company or any of its subsidiaries, (b) affect the right of the Company and each of its subsidiaries to terminate the employment of Optionee, with or without cause, or (c) confer upon Optionee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the 1995 Plan.

     14. GOVERNING LAW. This Agreement and the Option granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of California.

     15. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with respect to the matters covered herein and supersedes all prior written or oral agreements or understandings of the parties with respect to the matters covered herein. Optionee acknowledges that he or she has no right to receive any additional options unless and until such time, if any, that the Committee, in its sole discretion, may approve the grant thereof, and that the Company has not made any representation to the Optionee regarding future or additional option grants, or any other option related matters. The grant of any options must be in writing.

     IN WITNESS WHEREOF, the Company and Optionee have duly executed this Agreement as of the Date of Grant.


20TH CENTURY INDUSTRIES                  OPTIONEE:


By
  -----------------------------          -----------------------------
  William L. Mellick, President          Signature

                                         -----------------------------
                                         Street Address

                                         -----------------------------
                                         City, State and Zip Code

                                                   AGREEMENT NO.____-NQO-______

                         20TH CENTURY INDUSTRIES

                  NON-QUALIFIED STOCK OPTION AGREEMENT

                             PURSUANT TO THE

                         1995 STOCK OPTION PLAN

     This Non-Qualified Stock Option Agreement ("Agreement") is made and entered into as of the Date of Grant indicated below by and between 20th Century Industries, a California corporation, (the "Company") and the person named below as Optionee.

     WHEREAS, Optionee is an employee of the Company and/or one or more of its subsidiaries; and

     WHEREAS, pursuant to the Company's 1995 Stock Option Plan (the "1995 Plan"), the committee of the Board of Directors of the Company administering the 1995 Plan (the "Committee") has approved the grant to Optionee of an option to purchase shares of the Common Stock of the Company (the "Common Shares"), on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

     1. GRANT OF OPTION; CERTAIN TERMS AND CONDITIONS. The Company hereby grants to Optionee, and Optionee hereby accepts, as of the Date of Grant indicated below, an option (the "Option") to purchase the number of Common Shares indicated below (the "Option Shares") at the Exercise Price per share indicated below. The Option shall expire at 5:00 p.m., prevailing Pacific Time, on the Expiration Date indicated below and shall be subject to all of the terms and conditions set forth in the 1995 Plan and this Agreement.

     Optionee:                          ______________

     Date of Grant:                     _______, 199___

     Numbers of shares purchasable:     _________shares

     Exercise Price per share:          $________

     Expiration Date:                   _________, 200___

     Vesting Rate:                      ___________vesting

     2. NON-QUALIFIED STOCK OPTION. The Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code (the"Code").

     3.     ACCELERATION AND TERMINATION OF OPTION.

     (a)    TERMINATION OF EMPLOYMENT.

            (i) RETIREMENT. In the event that Optionee shall cease to be an employee of the Company or any "subsidiary corporation", as defined above, (such event shall be referred to herein as the "Termination of Employment") by reason of retirement in accordance with the Company's then-current retirement practices, then the Option shall fully vest with respect to all Option Shares upon the date of such Termination of Employment and shall terminate no later than the Expiration Date.

            (ii) DEATH OR PERMANENT DISABILITY. If the Termination of Employment occurs by reason of the death or Permanent Disability (as hereinafter defined) of Optionee, then the Option shall (A) fully vest with respect to all Option Shares upon the date of such Termination of Employment, (B) be exercisable by Optionee or, in the event of death, the person or persons to whom Optionee's rights under the Option shall have passed by will or by the applicable laws of descent or distribution, and
     (C) terminate on the first anniversary of the date of such Termination of Employment. "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The Optionee shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Committee in such form and manner, and at such times, as the Committee may require. Any determination by the Committee that Optionee does or does not have a Permanent Disability shall be final and binding upon the Company and Optionee.

            (iii) OTHER TERMINATION. If the Termination of Employment occurs for any reason other than those enumerated in (i) through (ii) of this
     Section 3(a), then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall terminate on such date and (B) the remaining vested portion of the Option shall terminate on the earlier of the Expiration Date or the three (3) month anniversary of the date of such Termination of Employment.

     (b) DEATH FOLLOWING TERMINATION OF EMPLOYMENT. Notwithstanding anything to the contrary in this Agreement, if Optionee shall die at any time after the Termination of Employment and prior to the Expiration Date, then, unless the Termination of Employment had occurred for cause, the remaining vested but unexercised portion of the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

     (c) ACCELERATION OF OPTION. The Option shall become fully exercisable immediately prior to a Change in Control. A Change in Control shall be deemed to take place upon the occurrence of any of the following:

            (i) Any merger or consolidation of the Company with or into any other person, as the result of which the holders of the Company's Common Shares immediately prior to the transaction shall, on the basis of such holdings prior to such transaction, hold less than 50% of the total outstanding voting stock of the surviving corporation immediately upon completion of the transaction.

            (ii) Any sale or exchange of all or substantially all of the property and assets of the Company.

            (iii) Any change in a majority of the Board of Directors of the Company occurring within a period of two years or less, such that a majority of the Board of directors is comprised of individuals who are not "Continuing Directors". For purposes of the foregoing, a " Continuing Director" shall be a director (A) who was in office at the commencement of such period of two years or (B) was elected subsequent to the commencement of such period with the approval of not less than a majority of those directors referred to in clause (A) who are then in office. Any director meeting the qualifications of clause (B) of the previous sentence shall, with respect to further determinations after the date of such director's election, be deemed a director meeting the qualifications of clause (A) of the previous sentence.

            (iv) Any "person" (as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of a majority of the Company's outstanding Common Stock.

            (v)    the liquidation or dissolution of the Company.

            (vi) any other transaction or reorganization similar to the foregoing which in the opinion of the Committee constitutes a "change of control" of the nature described in subparagraphs (i) through (v) hereof.

     4. ADJUSTMENTS. In the event that the Common Shares are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or if cash, property or securities are distributed in respect of such outstanding Common Shares, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, partial or complete liquidation, stock split, reverse stock split or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide otherwise, the Option then outstanding shall thereafter be exercisable (on substantially the same terms and subject to substantially the same conditions as were applicable under such Option) for the number of shares or other securities or cash or other property as the holder of such Option would have been entitled to receive pursuant to such transaction had such holder exercised such Option in full immediately prior to such transaction. The Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may be acquired upon the exercise in full of the Option.

     5.     EXERCISE.

     (a) IN GENERAL. The Option shall be exercisable during Optionee's lifetime only by Optionee or by his or her guardian or legal representative, and after Optionee's death only by the person or entity entitled to do so under Optionee's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise pursuant to the notice procedures set forth in Section 7 hereof, which notice shall specify the number of Option Shares to be purchased, which for any single exercise may not be fewer than 100 Option Shares or, if smaller, the number of Option Shares then vested and exercisable, (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Price"), together with payment in full of such aggregate Exercise Price and any Withholding Liability (as hereinafter defined) in cash. At the discretion of the Committee, prior to Termination of Employment an Optionee may pay all or a portion of such aggregate Exercise Price (but not any Withholding Liability) by borrowing funds from the Company in accordance with such policies and procedures as the Committee may from time to time establish.

     (b) LIMITATION ON EXERCISE. Notwithstanding any other provision of this Agreement, Optionee shall not be entitled to benefit from the Option granted hereunder and shall not be entitled to exercise any rights with respect to this Option if such grant or exercise would violate any provision of the charter of the Company. Pursuant to the 1995 Plan, the grant or exercise of an Option in violation of this Section 5(b) shall be void AB INITIO and shall not be effective to convey any rights to Optionee. As a condition to exercise of this Option, Optionee will be required to certify to the Company that the acquisition of Common Shares pursuant to the exercise of this Option will not result in a violation of any provision of the charter of the Company. If this Option (or any portion thereof) is not exercisable by virtue of this Section 5(b), then such exercise shall be deferred until the earlier of such time, if any, that Optionee becomes entitled to exercise this Option or the Expiration Date. This Section 5(b) shall not result in an extension of the Expiration Date.

     6. PAYMENT OF WITHHOLDING TAXES. If the Company becomes obligated to withhold an amount on account of any federal, state, or local income tax imposed as a result of the exercise of an option granted under this Plan (such amount shall be referred to herein as the "Withholding Liability"), the Optionee shall pay the Withholding Liability to the Company in full in cash on the first date upon which the Company becomes obligated to pay such amount withheld to the appropriate taxing authority, and the Company may delay issuing the Common Shares pursuant to such exercise until it receives the Withholding Liability from the Optionee.

     7. NOTICES. Any notice given to the Company shall be addressed to the Company at 6301 Owensmouth Avenue, Suite 700, Woodland Hills, California 91367, Attention: Corporate Secretary, or at such other address as the Company may hereafter designate in writing to Optionee. Any notice given to Optionee shall be sent to the address set forth below Optionee's signature hereto, or at such other address as Optionee may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when made by hand delivery, sent by overnight courier, sent by prepaid certified or registered mail or transmitted by facsimile.

     8. STOCK EXCHANGE REQUIREMENTS; APPLICABLE LAWS. Notwithstanding anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if (a) such shares have not been admitted to listing upon official notice of issuance of each stock exchange upon which shares of that class are then listed or (b) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

     9. NONTRANSFERABILITY. Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

     10. 1995 PLAN. THE OPTION IS GRANTED PURSUANT TO THE 1995 PLAN, AS IN EFFECT ON THE DATE OF GRANT, AND IS SUBJECT TO ALL THE TERMS AND CONDITIONS OF THE 1995 PLAN, AS THE SAME MAY BE AMENDED FROM TIME TO TIME; PROVIDED, HOWEVER, THAT NO SUCH AMENDMENT SHALL DEPRIVE OPTIONEE, WITHOUT HIS OR HER CONSENT, OF THE OPTION OR OF ANY OF OPTIONEE'S RIGHTS UNDER THIS AGREEMENT. THE INTERPRETATION AND CONSTRUCTION BY THE COMMITTEE OF THE 1995 PLAN, THIS AGREEMENT, THE OPTION AND SUCH RULES AND REGULATIONS AS MAY BE ADOPTED BY THE COMMITTEE FOR THE PURPOSE OF ADMINISTERING THE 1995 PLAN SHALL BE FINAL AND BINDING UPON OPTIONEE. UNTIL THE OPTION SHALL EXPIRE, TERMINATE OR BE EXERCISED IN FULL, THE COMPANY SHALL, UPON WRITTEN REQUEST, SEND A COPY OF THE 1995 PLAN, IN ITS THEN CURRENT FORM, TO OPTIONEE OR ANY OTHER PERSON OR ENTITY THEN ENTITLED TO EXERCISE THE OPTION.

     11. FRACTIONAL SHARES. The Company shall not be required to issue a fraction of a Common Share in connection with the exercise of the Option. In any case where the Optionee would be entitled to receive a fraction of a Common Share upon the exercise of the Option, the Company shall instead, upon the exercise of the Option, issue the largest whole number of Common Shares purchasable upon exercise of the Option, and pay to the Optionee in cash the Fair Market Value (as determined by the Committee) of such fraction of a Common Share at the time of exercise of the Option.

     12. STOCKHOLDER RIGHTS. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

     13. EMPLOYMENT RIGHTS. No provision of this Agreement or of the Option granted hereunder shall (a) confer upon Optionee any right to continue in the employ of the Company or any of its subsidiaries, (b) affect the right of the Company and each of its subsidiaries to terminate the employment of Optionee, with or without cause, or (c) confer upon Optionee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the 1995 Plan.

     14. GOVERNING LAW. This Agreement and the Option granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of California.

     15. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with respect to the matters covered herein and supersedes all prior written or oral agreements or understandings of the parties with respect to the matters covered herein. Optionee acknowledges that he or she has no right to receive any additional options unless and until such time, if any, that the Committee, in its sole discretion, may approve the grant thereof, and that the Company has not made any representation to the Optionee regarding future or additional option grants, or any other option related matters. The grant of any options must be in writing.

     IN WITNESS WHEREOF, the Company and Optionee have duly executed this Agreement as of the Date of Grant.

20TH CENTURY INDUSTRIES                  OPTIONEE:


By
  ------------------------------         -----------------------------------
   William L. Mellick, President         Signature


                                         -----------------------------------
                                         Street Address


                                         -----------------------------------
                                         City, State and Zip Code

                                            AGREEMENT NO._______-DIR-__________

                         20TH CENTURY INDUSTRIES

             NONEMPLOYEE DIRECTOR STOCK OPTION AGREEMENT

                            PURSUANT TO THE

                        1995 STOCK OPTION PLAN

     This Nonemployee Director Stock Option Agreement ("Agreement") is made and entered into as of the Date of Grant indicated below by and between 20th Century Industries, a California corporation, (the "Company") and the person named below as Optionee.

     WHEREAS, Optionee is a nonemployee director ("Nonemployee Director") of the Company; and

     WHEREAS, pursuant to the Company's 1995 Stock Option Plan (the "1995 Plan"), an option to purchase shares of the Common Stock of the Company (the "Common Shares") has been granted to Optionee on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

     1. GRANT OF OPTION; CERTAIN TERMS AND CONDITIONS. The Company hereby grants to Optionee, and Optionee hereby accepts, as of the Date of Grant indicated below, an option (the "Option") to purchase the number of Common Shares indicated below (the "Option Shares") at the Exercise Price per share indicated below. The Option shall expire at 5:00 p.m., prevailing Pacific Time, on the Expiration Date indicated below and shall be subject to all of the terms and conditions set forth in the 1995 Plan and this Agreement.

     Optionee:                                   ____________________

     Date of Grant:                              _____________, 199__

     Numbers of shares purchasable:              ______________shares

     Exercise Price per share:                   $_________

     Expiration Date:                            _____________, 200__

     Vesting Rate:                               _________shares on__

     2. NONQUALIFIED STOCK OPTION. The Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code (the "Code").

     3.     EXPIRATION AND TERMINATION OF OPTION.

     (a) EXPIRATION OF OPTION. The Option shall expire upon the first to occur of the following:

            (i) the first anniversary of the date upon which the Optionee shall cease to be a Nonemployee Director as a result of death or Permanent Disability;

            (ii) the 90th day after the date upon which the Optionee shall cease to be a Nonemployee Director for any reason other than death or Permanent Disability;

            (iii)   the tenth anniversary of the Date of Grant of the Option.

     For purposes of this paragraph, "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The Optionee shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Committee in such form and manner, and at such times, as the Committee may require. Any determination by the Committee that Optionee does or does not have a Permanent Disability shall be final and binding upon the Company and Optionee.

     (b) TERMINATION OF OPTION. The Option shall terminate upon the first to occur of the following:

            (i)     the dissolution or liquidation of the Company;

            (ii) A reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to such outstanding Nonemployee Director Options are exchanged for or converted into cash, property and securities not issued by the Company
     (or any combination thereof) unless the terms of such reorganization, merger or consolidation provide otherwise; or

            (iii) the sale of substantially all of the property and assets of the Company.

     4. ADJUSTMENTS. In the event that the Common Shares are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or if cash, property or securities are distributed in respect of such outstanding Common Shares, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, partial or complete liquidation, stock split, reverse stock split or the like, or if substantially all of the property and assets of the Company are sold, then, unless such event shall cause the Option to terminate pursuant to this Agreement or the terms of such transaction shall provide otherwise, the Option then outstanding shall thereafter be exercisable (on substantially the same terms and subject to substantially the same conditions as were applicable under such Option) for the number of shares or other securities or cash or other property as the holder of such Option would have been entitled to receive pursuant to such transaction had such holder exercised such Option in full immediately prior to such transaction. The Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may be acquired upon the exercise in full of the Option.

     5.     EXERCISE.

     (a) IN GENERAL. The Option shall be exercisable during Optionee's lifetime only by Optionee or by his or her guardian or legal representative, and after Optionee's death only by the person or entity entitled to do so under Optionee's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise pursuant to the notice procedures set forth in Section 7 hereof, which notice shall specify the number of Option Shares to be purchased, which for any single exercise may not be fewer than 100 Option Shares or, if smaller, the number of Option Shares then vested and exercisable, (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Price"), together with payment in full of such aggregate Exercise Price and any Withholding Liability (as hereinafter defined) in cash.

     (b) LIMITATION ON EXERCISE. Notwithstanding any other provision of this Agreement, Optionee shall not be entitled to benefit from the Option granted hereunder and shall not be entitled to exercise any rights with respect to this Option if such grant or exercise would violate any provision of the charter of the Company. Pursuant to the 1995 Plan, the grant or exercise of an Option in violation of this Section 5(b) shall be void AB INITIO and shall not be effective to convey any rights to Optionee. As a condition to exercise of this Option, Optionee will be required to certify to the Company that the acquisition of Common Shares pursuant to the exercise of this Option will not result in a violation of any provision of the charter of the Company. If this Option (or any portion thereof) is not exercisable by virtue of this Section 5(b), then such exercise shall be deferred until the earlier of such time, if any, that Optionee becomes entitled to exercise this Option or the Expiration Date. This Section 5(b) shall not result in an extension of the Expiration Date.

     6. PAYMENT OF WITHHOLDING TAXES. If the Company becomes obligated to withhold an amount on account of any federal, state, or local income tax imposed as a result of the exercise of an option granted under this Plan (such amount shall be referred to herein as the "Withholding Liability"), the Optionee shall pay the Withholding Liability to the Company in full in cash on the first date upon which the Company becomes obligated to pay such amount withheld to the appropriate taxing authority, and the Company may delay issuing the Common Shares pursuant to such exercise until it receives the Withholding Liability from the Optionee.

     7. NOTICES. Any notice given to the Company shall be addressed to the Company at 6301 Owensmouth Avenue, Suite 700, Woodland Hills, California 91367, Attention: Corporate Secretary, or at such other address as the Company may hereafter designate in writing to Optionee. Any notice given to Optionee shall be sent to the address set forth below Optionee's signature hereto, or at such other address as Optionee may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when made by hand delivery, sent by overnight courier, sent by prepaid certified or registered mail or transmitted by facsimile.

     8. STOCK EXCHANGE REQUIREMENTS; APPLICABLE LAWS. Notwithstanding anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if (a) such shares have not been admitted to listing upon official notice of issuance of each stock exchange upon which shares of that class are then listed or (b) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

     9. NONTRANSFERABILITY. Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

     10. 1995 PLAN. THE OPTION IS GRANTED PURSUANT TO THE 1995 PLAN, AS IN EFFECT ON THE DATE OF GRANT, AND IS SUBJECT TO ALL THE TERMS AND CONDITIONS OF THE 1995 PLAN, AS THE SAME MAY BE AMENDED FROM TIME TO TIME; PROVIDED, HOWEVER, THAT NO SUCH AMENDMENT SHALL DEPRIVE OPTIONEE, WITHOUT HIS OR HER CONSENT, OF THE OPTION OR OF ANY OF OPTIONEE'S RIGHTS UNDER THIS AGREEMENT. THE INTERPRETATION AND CONSTRUCTION BY THE COMMITTEE OF THE 1995 PLAN, THIS AGREEMENT, THE OPTION AND SUCH RULES AND REGULATIONS AS MAY BE ADOPTED BY THE COMMITTEE FOR THE PURPOSE OF ADMINISTERING THE 1995 PLAN SHALL BE FINAL AND BINDING UPON OPTIONEE. UNTIL THE OPTION SHALL EXPIRE, TERMINATE OR BE EXERCISED IN FULL, THE COMPANY SHALL, UPON WRITTEN REQUEST, SEND A COPY OF THE 1995 PLAN, IN ITS THEN CURRENT FORM, TO OPTIONEE OR ANY OTHER PERSON OR ENTITY THEN ENTITLED TO EXERCISE THE OPTION.

     11. FRACTIONAL SHARES. The Company shall not be required to issue a fraction of a Common Share in connection with the exercise of the Option. In any case where the Optionee would be entitled to receive a fraction of a Common Share upon the exercise of the Option, the Company shall instead, upon the exercise of the Option, issue the largest whole number of Common Shares purchasable upon exercise of the Option, and pay to the Optionee in cash the Fair Market Value (as determined by the Committee) of such fraction of a Common Share at the time of exercise of the Option.

     12. STOCKHOLDER RIGHTS. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

     13. GOVERNING LAW. This Agreement and the Option granted hereunder shall be governed by, construed and enforced in accordance with the laws of the State of California.

     14. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with respect to the matters covered herein and supersedes all prior written or oral agreements or understandings of the parties with respect to the matters covered herein. Optionee acknowledges that he or she has no right to receive any additional options except as provided in the 1995 Plan. The grant of any options must be in writing.


     IN WITNESS WHEREOF, the Company and Optionee have duly executed this Agreement as of the Date of Grant.



20TH CENTURY INDUSTRIES                  OPTIONEE:


By
  -----------------------------          --------------------------------------
  William L. Mellick, President